UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 7, 2005

ERP OPERATING LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction of incorporation or organization	(Commission File Number)	(I.R.S. Employer Identification Number)

Two North Riverside Plaza Suite 400, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (312) 474-1300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14-d(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 7, 2005, ERP Operating Limited Partnership, an Illinois limited partnership (the “Company”), agreed to issue $500,000,000 aggregate principal amount of 5.125% Notes due March 15, 2016 (the “Notes”) in a public offering.  The Company agreed to sell the Notes pursuant to a Terms Agreement, dated as of September 7, 2005, among the Company and each of Banc of America Securities LLC, Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriters.  The Notes will be issued pursuant to an Indenture, dated as of October 1, 1994, between the Company and J.P. Morgan Trust Company, National Association (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of September 9, 2004, by and between the Company and the Trustee.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

1.1

Terms Agreement dated September 7, 2005, among ERP Operating Limited Partnership and each of Banc of America Securities LLC, Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, which is being filed pursuant to Regulation S-K, Item 601(b)(1) as an exhibit to the Registrant’s registration statement on Form S-3, file no. 333-105850, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement; the form of Terms Agreement incorporates the terms and provisions of the Standard Underwriting Provisions dated August 25, 2000, the form of which was previously filed as Exhibit 1 to the Registrant’s registration statement on Form S-3, file no. 333-105850, under the Securities Act of 1933, as amended.

4.1

Form of 5.125% Note due March 15, 2016, which is being filed pursuant to Regulation S-K, Item 601(b)(4) as an exhibit to the Registrant’s registration statement on Form S-3, file no. 333-105850, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.

5.1

Opinion of DLA Piper Rudnick Gray Cary US LLP, which is being filed pursuant to Regulation S-K, Item 601(b)(5) as an exhibit to the Registrant’s registration statement on Form S-3, file no. 333-105850, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.

23.1	Consent of DLA Piper Rudnick Gray Cary US LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

ERP OPERATING LIMITED PARTNERSHIP

	By:	Equity Residential, its general partner

Date: September 13, 2005	By:	/s/ Mark J. Parrell
	Name:	Mark J. Parrell
	Its:	Senior Vice President and Treasurer

Date: September 13, 2005	By:	/s/ Yasmina Duwe
	Name:	Yasmina Duwe
	Its:	First Vice President, Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1

Terms Agreement dated September 7, 2005, among ERP Operating Limited Partnership and each of Banc of America Securities LLC, Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, which is being filed pursuant to Regulation S-K, Item 601(b)(1) as an exhibit to the Registrant’s registration statement on Form S-3, file no. 333-105850, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement; the form of Terms Agreement incorporates the terms and provisions of the Standard Underwriting Provisions dated August 25, 2000, the form of which was previously filed as Exhibit 1 to the Registrant’s registration statement on Form S-3, file no. 333-105850 under the Securities Act of 1933, as amended.

4.1

Form of 5.125% Note due March 15, 2016, which is being filed pursuant to Regulation S-K, Item 601(b)(4) as an exhibit to the Registrant’s registration statement on Form S-3, file no. 333-105850, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.

5.1

Opinion of DLA Piper Rudnick Gray Cary US LLP, which is being filed pursuant to Regulation S-K, Item 601(b)(5) as an exhibit to the Registrant’s registration statement on Form S-3, file no. 333-105850, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.

23.1	Consent of DLA Piper Rudnick Gray Cary US LLP (included in Exhibit 5.1).